Note 7 - Goodwill	12 Months Ended
Dec. 31, 2015
Disclosure Text Block Supplement [Abstract]
Goodwill Disclosure [Text Block]
7.	GOODWILL

	As of December 31, 2014	Acquisitions	Impairments	As of December 31, 2015
Goodwill	$236	$-	$-	$236

Accumulated impairment losses	$-	$-	$-	$-

Goodwill, net	$236	$-	$-	$236

On November 24, 2014, the Company completed the 100% acquisition of the companies Nepheli Marine Company, Aeolus Compania Naviera S.A. and Kastro Compania Naviera S.A., pursuant to the terms of a SPA, dated October 16, 2014 as amended November 24, 2014, between NewLead and Thalassa Holdings S.A (see Note 5). The acquisition was accounted for under the acquisition method of accounting and, accordingly, the assets acquired and liabilities assumed were recorded at their fair values. The excess of the fair value of total liabilities assumed and other consideration over total identifiable assets acquired resulted in a premium (goodwill) of $236. Refer to Note 5 for further details of the transaction.

Goodwill Impairment

The Company evaluates goodwill, described above, for impairment using a two-step process. First, the aggregate fair value of the reporting unit was compared to its carrying amount, including goodwill. The Company determines the fair value based on discounted cash flow analysis. The fair value for goodwill impairment testing was estimated using the expected present value of future cash flows, and using judgments and assumptions that management believes were appropriate in the circumstances.

The future cash flows from operations were determined by considering the charter revenues based on a number of factors relating to the remaining life of the vessels, including: (a) the contracted time charter rates up to the end of life of the current contract of each vessel, (b) the most recent ten-year average historical one-year time charter rates for dry bulks (adjusted for market conditions), (c) the respective vessel’s age, as well as considerations such as scheduled and unscheduled off-hire days based on historical experience or, if the most likely use of the vessel would result in flows only through its disposal, the fair value of the vessel at the end of the reporting period and (d) historical and market data for charter rates for oil tanker/asphalt carriers. Expenses were forecasted with reference to the historic absolute and relative levels of expenses the Company has incurred in generating revenue in each reporting unit, and operating strategies and specific forecasted operating expenses to be incurred are forecasted by applying an inflation rate of 2% considering the economies of scale due to the Company’s growth. The weighted average cost of capital (WACC) used was 12%. As of December 31, 2015 and 2014, no impairment was recorded. For the year 2013 no goodwill existed.

Refer to Note 22 with respect to goodwill and related impairment attributable to coal properties.